UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1324 20th Avenue SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol	Exchange
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 8, 2026, Centerspace, a North Dakota real estate investment trust (“Centerspace” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership (“IROP”), Islanders OP Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of IROP (“IROP Merger Sub”), and Centerspace, LP, a North Dakota limited partnership (the “Company OP”).

The Merger Agreement provides for the acquisition of Centerspace by IRT in an all-stock transaction upon the terms and subject to the conditions set forth in the Merger Agreement.  The board of trustees of Centerspace and the board of directors of IRT have each unanimously approved the Merger Agreement and the transactions contemplated thereby.

The Company Merger. Upon the terms and subject to the conditions set forth in the Merger Agreement, a wholly owned subsidiary of IRT to be added to the Merger Agreement by joinder (“IRT Merger Sub”) will merge with and into Centerspace (the “Company Merger”), with Centerspace surviving the Company Merger as a wholly owned subsidiary of IRT. At the effective time of the Company Merger (the “Effective Time”), each share of beneficial interest of Centerspace, no par value (“Centerspace Common Stock”), outstanding immediately prior to the Effective Time (other than certain excluded shares) will be converted into the right to receive 3.8 (as may be adjusted pursuant to the Merger Agreement, the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of IRT (“IRT Common Stock”), with cash paid in lieu of fractional shares.

The Partnership Merger. Upon the terms and subject to the conditions set forth in the Merger Agreement, following the Company Merger, IROP Merger Sub will merge with and into the Company OP (the “Partnership Merger”), with the Company OP surviving the Partnership Merger as a subsidiary of IROP. At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (i) each partnership interest in the Company OP (excluding any partnership interest designated as a “Preferred Unit”) (each, a “Company OP Common Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into the right to receive a number of common units of IROP (“IROP Common Units”) equal to the Exchange Ratio, rounded up to the nearest whole IROP Common Unit (for each holder of Company OP Common Units, after aggregation of all fractional IROP Common Units otherwise to be received by such holder), (ii) each partnership interest in the Company OP designated as a “Series D Preferred Unit” (a “Series D Preferred Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into one newly issued preferred unit of IROP designated as a “Series A Preferred Unit” (an “IROP Series A Preferred Unit”), which will have rights, powers, duties and preferences that are substantially similar to the rights, powers, duties and preferences of the Series D Preferred Units (and each IROP Series A Preferred Unit may be exchanged at the option of its holder into a number of IROP Common Units equal to 1.37931 multiplied by the Exchange Ratio, subject to the terms and conditions of the designation of preferences for the IROP Series A Preferred Units) and (iii) each partnership interest in the Company OP designated as a “Series E Preferred Unit” (a “Series E Preferred Unit”) issued and outstanding immediately prior to the Partnership Merger Effective Time will be converted into one newly issued preferred unit of IROP designated as a “Series B Preferred Unit” (an “IROP Series B Preferred Unit”), which will have rights, powers, duties and preferences that are substantially similar to the rights, powers, duties and preferences of the Series E Preferred Units (and each IROP Series B Preferred Unit may be exchanged at the option of its holder into a number of IROP Common Units equal to 1.20482 multiplied by the Exchange Ratio, subject to the terms and conditions of the designation of preferences for the IROP Series B Preferred Units).

Alternative Structure.  Prior to the date on which the definitive Form S-4 and joint proxy statement are filed with the Securities and Exchange Commission (the “SEC”), and subject to certain conditions being met, IRT may elect to modify (i) the structure of the Company Merger so that Centerspace merges with and into IRT Merger Sub, with IRT Merger Sub surviving (rather than IRT Merger Sub merging with and into Centerspace), and/or (ii) the structure of the Partnership Merger so that the Company OP merges with and into IROP, with IROP surviving (rather than IROP Merger Sub merging with and into the Company OP).

Treatment of Centerspace Equity Awards.  At the Effective Time, each outstanding and unvested restricted stock unit in respect of Centerspace Common Stock that is not subject to performance-based vesting conditions and is held by a non-employee trustee of the board of trustees of Centerspace or an employee whose employment will terminate immediately following the Effective Time will fully vest and be canceled and converted into a number of shares of IRT Common Stock based on the Exchange Ratio, together with a cash payment in respect of accrued and unpaid dividend equivalents.  Each other outstanding and unvested restricted stock unit in respect of Centerspace Common Stock that is not subject to performance-based vesting conditions will be converted into a restricted stock unit in respect of IRT Common Stock based on the Exchange Ratio, and will generally remain subject to the same terms and conditions, including service-based vesting terms, as applied immediately prior to the Effective Time, subject to accelerated vesting and settlement upon certain severance-qualifying terminations of employment.

Each outstanding and unvested performance-based restricted stock unit of Centerspace will fully vest, with performance-based vesting conditions deemed achieved at the target level, and be canceled and converted into a number of shares of IRT Common Stock based on the Exchange Ratio, together with a cash payment in respect of accrued and unpaid dividend equivalents.  Each outstanding stock option covering Centerspace Common Stock, whether vested or unvested, will be converted into a stock option covering IRT Common Stock, with the number of underlying shares and exercise price adjusted based on the Exchange Ratio, and will generally remain subject to the same terms and conditions, including vesting and exercisability terms, as applied immediately prior to the Effective Time, except that such options will vest in full and become exercisable upon certain severance-qualifying terminations of employment occurring within twelve months following the Effective Time.  All payments and issuances in respect of Company equity awards will be subject to applicable withholding taxes.

Post-Closing Governance. The Merger Agreement provides that, at the Effective Time, IRT will cause its board of directors to include two of the individuals who are serving as independent trustees on the Centerspace board of trustees immediately prior to the date of the Merger Agreement (the “Company Nominees”), subject to the evaluation and recommendation by the Nominating and Governance Committee of IRT’s board of directors (the “Nominating and Governance Committee”) in its good faith discretion in accordance with such committee’s charter. If a Company Nominee initially selected and recommended by the Nominating and Governance Committee is unable or unwilling to serve, the Nominating and Governance Committee will select and recommend another Company Nominee, provided that Centerspace notifies IRT of such change at least ten (10) business days prior to the date on which the definitive Form S-4 and joint proxy statement are filed with the SEC. IRT will take all actions necessary to ensure that the Company Nominees who are actually included on the IRT board of directors at the Effective Time will be provided with the same benefits (including indemnification agreements and arrangements for reimbursement of expenses) as IRT generally makes available to the other members of its board of directors.

Closing Conditions. The closing of the Merger is subject to conditions, including: (i) adoption by holders of Centerspace Common Stock of the Merger Agreement and approval by holders of IRT Common Shares of the issuance of shares of IRT Common Stock in the Merger; (ii) no injunction or law prohibiting the transactions contemplated by the Merger Agreement; (iii) the effectiveness of a registration statement on Form S-4 that will be filed by IRT for the issuance of shares of IRT Common Stock in the Merger; (iv) the authorization of the listing of the shares of IRT Common Stock to be issued in the Merger on the New York Stock Exchange (the “NYSE”), subject only to official notice of issuance; (v) the accuracy of the representations and warranties of Centerspace and IRT (subject to certain qualifications); (vi) material compliance with each party’s covenants; (vii) the receipt by Centerspace of a tax opinion that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (viii) the receipt by each of Centerspace and IRT of opinions relating to the status of the other party as a real estate investment trust (“REIT”) under the Code. In addition, IRT is not required to close until the earlier of (x) ten (10) business days after consents to the transactions contemplated by the Merger Agreement are obtained from certain of Centerspace’s existing lenders and (y) the tenth (10th) Business Day prior to June 30, 2027.

Termination. The Merger Agreement contains provisions granting each of Centerspace and IRT the right to terminate the Merger Agreement under specified circumstances, including: (i) if the Merger is not completed by June 30, 2027; (ii) if either IRT’s shareholders fail to approve the share issuance in connection with the Merger or Centerspace’s shareholders fail to adopt the Merger Agreement; (iii) if a governmental entity of competent jurisdiction has issued or enacted a final and non-appealable law permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; (iv) if the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain conditions; (v) if the other party’s board of trustees or directors has changed its recommendation in connection with the Merger; or (vi) in the case of Centerspace, if Centerspace, concurrently with such termination, enters into an alternative acquisition agreement in respect of a superior acquisition proposal. Upon a termination of the Merger Agreement, under certain circumstances, Centerspace will be required to pay a termination fee to IRT of $45 million. Upon a termination of the Merger Agreement, under certain circumstances, IRT will be required to pay a termination fee to Centerspace of $60 million.

Dividends. Prior to the Effective Time and subject to the terms and conditions of the Merger Agreement, Centerspace and IRT may pay regular quarterly cash dividends (in the case of Centerspace, not in excess of $0.77 per share of Centerspace Common Stock per quarter, and in the case of IRT, not in excess of $0.18 per share of IRT Common Stock per quarter, except that, for the calendar quarter in which the closing date will occur, Centerspace may not pay such regular quarterly cash dividend, but instead may pay a one-time cash dividend up to an amount of $0.09 per share of Centerspace Common Stock, prorated based on the number of days elapsed in such quarter prior to the closing date, to be paid to holders of record as of the close of business on the business day immediately preceding the closing date and payable on the closing date). The Company OP and IROP may generally pay corresponding dividends to their respective unitholders. Additionally, the Company and IRT will each coordinate their record and payment dates for their regular quarterly dividends to ensure that the holders of Company Common Stock do not receive more than one dividend, or fail to receive one dividend, in any calendar quarter with respect to their shares of Company Common Stock and the shares of IRT Common Stock that such holders receive in exchange therefor in the Company Merger.  For any calendar quarter in which the closing date will occur, IRT may not make, declare or set aside any dividend or other distribution to its stockholders with a record date prior to the date that is at least one business day following the closing date, and IROP may not make, declare or set aside any dividend or other distribution to its partners with a record date prior to the date that is at least one business day following the closing date, in each case without the prior written consent of Centerspace in its sole discretion.

Special Dividends and Adjustment to Exchange Ratio.   Centerspace and IRT have agreed that the Exchange Ratio will be adjusted if, in addition to the foregoing dividends, either party makes a dividend in order for such party to continue to qualify as a REIT under the Code and/or to avoid the incurrence of income or excise tax (a “REIT Dividend”). Any REIT Dividend must be payable only in cash. If IRT declares a REIT Dividend with a record date on or prior to the Closing, the Exchange Ratio will be increased by an amount equal to the product of (x) the then-applicable Exchange Ratio prior to the adjustment multiplied by (y) the quotient obtained by dividing (A) the amount of such REIT Dividend per share of IRT Common Stock by (B) the excess of $16.09 over such REIT Dividend per share of IRT Common Stock. If the Company declares a REIT Dividend with a record date on or prior to the Closing, the Exchange Ratio will be reduced by an amount equal to the quotient obtained by dividing the amount of such REIT Dividend per share of Company Common Stock by $16.09.

Representations, Warranties and Covenants. The Merger Agreement contains representations and warranties from each of Centerspace and IRT. Additionally, the Merger Agreement provides for pre-closing covenants of each of Centerspace and IRT, including (i) to use commercially reasonable efforts to carry on their respective businesses in the ordinary course consistent with past practice (subject to certain exceptions); (ii) to cooperate with respect to seeking regulatory approvals subject to specified limitations; (iii) to hold a meeting of its shareholders to obtain the requisite shareholder approvals contemplated by the Merger Agreement, as applicable; (iv) not to solicit proposals relating to alternative business combination transactions; and (v) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, alternative business combination transactions.

Amendment to Limited Partnership Agreement

On September 8, 2026, Centerspace, Inc. (the “General Partner”), as the general partner of the Company OP, amended (the “LPA Amendment”) the Amended and Restated Agreement of Limited Partnership of the Company OP (the “Partnership Agreement”) to provide for certain powers of the General Partner and to provide that the General Partner and the Company OP may engage in a merger, consolidation, reorganization or other combination in certain circumstances, including if each holder of a partnership unit in the Company OP (excluding any partnership interest designated as a “Preferred Unit”) (other than the Company and the General Partner) will receive, or will be given the option to receive, for each such partnership unit held by such holder consideration equal in value to the greatest consideration received in such a merger, consolidation, reorganization or other combination in respect of one partnership unit held by the Company and the General Partner.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby and the LPA Amendment do not purport to be complete and are subject to and qualified in its entirety by reference to the Merger Agreement and the LPA Amendment, copies of which as attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and which are incorporated by reference herein.

The Merger Agreement has been included to provide security holders and investors with information regarding its terms. It is not intended to provide any other factual information about Centerspace, IRT or any other person. The representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders and investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Centerspace or IRT. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Centerspace’s or IRT’s public disclosures.

Item 7.01	Regulation FD Disclosure.

Joint Investor Presentation

IRT and Centerspace have prepared a joint investor presentation with respect to the proposed merger transaction. Directors, trustees, officers and other representatives of IRT and/or Centerspace will present some or all of this investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. The investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in the filing.

Joint Press Release

On September 9, 2026, IRT and Centerspace issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated into this Item 7.01 by reference. The press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in the filing.

Cautionary Statement Regarding Forward-Looking Information

The information contained or incorporated by reference into this Current Report on Form 8-K may contain certain forward-looking statements, within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Centerspace and IRT, the expected timing of completion of the proposed transaction, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below.  Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of those words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial condition, or plans expressed or implied by the forward-looking statements. Although we believe the expectations reflected in these forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, undue reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond our control and could differ materially from actual results and performance.

The forward-looking statements in this filing are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Centerspace’s and IRT’s control.
The following factors, among others, could cause our future results to differ materially from those expressed in the forward-looking statements:
•
IRT’s and Centerspace’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the transaction;

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement between Centerspace and IRT;
•	the outcome of any legal proceedings that may be instituted against Centerspace or IRT;
•	delays in completing the proposed transaction involving Centerspace and IRT;
•
the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Centerspace and IRT do business;

•	the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
•	the ability of Centerspace and IRT to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction;
•	diversion of IRT’s and Centerspace’s management’s attention from ongoing business operations and opportunities;
•	potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction;
•	the ability to complete the transaction and integration of Centerspace and IRT successfully;
•	the dilution caused by IRT’s issuance of additional shares of its capital stock in connection with the transaction;
•
financing risks, including IRT’s and Centerspace’s potential inability to meet existing covenants in IRT’s and Centerspace’s existing credit facilities or to obtain new debt or equity financing on favorable terms, or at all;

•
uncertain global macro-economic and political conditions, the impact of actual or threatened wars or other international conflicts, such as in Ukraine, the Middle East, and South America, including sanctions imposed by the U.S. and other countries, on inflation, trade, and general economic conditions;

•	deteriorating economic conditions and rising unemployment rates, energy costs, and inflation, in the markets where we own apartment communities or in which we may invest in the future;

•
rental conditions in IRT’s and Centerspace’s markets, including occupancy levels and rental rates, IRT’s and Centerspace’s potential inability to renew residents or obtain new residents upon expiration of existing leases, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, IRT’s and Centerspace’s inability to accommodate any significant decline in the market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations; changes in tax and housing laws, including rent control laws, or other factors;

•	timely access to material and labor required to renovate and maintain apartment communities;
•
adverse changes in IRT’s and Centerspace’s markets, including future demand for apartment homes in those markets, barriers of entry into new markets, limitations on IRT’s and Centerspace’s ability to increase rental rates, IRT’s and Centerspace’s ability to identify and consummate attractive acquisitions and dispositions on favorable terms, IRT’s and Centerspace’s ability to reinvest sales proceeds successfully, and inability to accommodate any significant decline in market value of real estate serving as collateral for IRT’s and Centerspace’s debt and mortgage obligations;

•
the ability of Centerspace to complete its proposed dispositions on a timely basis, or at all and risks that Centerspace’s recently completed or proposed dispositions disrupt current plans and operations; and

•	other factors that may affect the future results of Centerspace and IRT.

Additional factors that could cause results to differ materially from those described above can be found in Centerspace’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, each of which is on file with the SEC and available on the “Investor Relations” section of Centerspace’s website, www.centerspacehomes.com, under the heading “Investors” and in other documents Centerspace files with the SEC, and in IRT’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, each of which is on file with the SEC and available on IRT’s website, www.irtliving.com, under the heading “Investors” and in other documents IRT files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Centerspace nor IRT assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  If Centerspace or IRT updates one or more forward-looking statements, no inference should be drawn that Centerspace or IRT will make additional updates with respect to those or other forward-looking statements.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, IRT will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Centerspace and IRT and a prospectus of IRT, as well as other relevant documents concerning the proposed transaction.  The proposed transaction involving Centerspace and IRT will be submitted to Centerspace’s shareholders and IRT’s shareholders for their consideration.  This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  INVESTORS, SHAREHOLDERS OF CENTERSPACE AND STOCKHOLDERS OF IRT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and stockholders will be able to obtain the registration statement and the definitive joint proxy statement/prospectus free of charge from the SEC’s website or from Centerspace or IRT.  The documents filed by Centerspace with the SEC may be obtained free of charge at Centerspace’s website at www.centerspacehomes.com or at the SEC’s website at www.sec.gov.  The documents filed by IRT with the SEC may be obtained free of charge at IRT’s website at www.irtliving.com or at the SEC’s website at www.sec.gov.  References to either of IRT’s or CSR’s websites do not constitute incorporation by reference of the information contained on the websites and is not, and should not be, deemed part of this filing.

Participants in the Solicitation

Centerspace, IRT, and certain of their respective trustees or directors, as applicable, and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Centerspace and stockholders of IRT in connection with the proposed transaction.  Information regarding the interests of the trustees or directors, as applicable, and executive officers of Centerspace and IRT and other persons who may be deemed to be participants in the solicitation of shareholders of Centerspace and IRT in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Centerspace with the SEC.  Information regarding Centerspace’s trustees and executive officers is available in its definitive joint proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2026, and other documents filed by Centerspace with the SEC.  Information regarding IRT’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2026, and other documents filed by IRT with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC by Centerspace and IRT, respectively.  Free copies of these documents may be obtained as described above under “Important Additional Information.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated September 8, 2026, among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, Islanders Sub, LLC, Islanders OP Sub, LLC, Centerspace and Centerspace, LP.†

10.1	Third Amendment to Amended and Restated Agreement of Limited Partnership of Centerspace, LP, dated September 8, 2026.
99.1	Joint Investor Presentation, dated September 9, 2026.
99.2	Joint Press Release, dated September 9, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

† Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Centerspace hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By:	/s/ Anne Olson
Anne Olson
Date: September 9, 2026		President and Chief Executive Officer